EXECUTION COPY

                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT

                  THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT is dated as of July 28, 2000 ("this Amendment"), by and among NORSTAN, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (each individually, a "Bank," and collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

                  A. The Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of July 23, 1996, as amended by a First Amendment dated as of October 11, 1996, a Second Amendment dated as of September 26, 1997, a Third Amendment dated as of March 20, 1998, a Fourth Amendment dated as of July 23, 1998, a Fifth Amendment dated as of September 28, 1998, a Sixth Amendment dated as of October 21, 1998, a Seventh Amendment dated as of May 31, 1999, an Eighth Amendment dated January 24, 2000, a Ninth Amendment dated as of April 26, 2000 and a Tenth Amendment dated as of June 30, 2000 (as so amended, the "Credit Agreement").

                  B. The parties hereto desire to amend the Credit Agreement in certain respects.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein, but which are defined in the Credit Agreement, shall have the meanings ascribed to such terms in the Credit Agreement unless the context otherwise requires.

                  Section 2. AMENDMENTS TO CREDIT AGREEMENT. Subject to
Section 4 hereof, the Credit Agreement is hereby amended as follows:

         (a) AMENDMENT TO COVENANTS. Section 5.18 of the Credit Agreement is amended to read in its entirety as follows:

                  Section 5.18 ADDITIONAL COLLATERAL. On or before the tenth Business Day after the Agent delivers a draft pledge agreement to the Borrower, the Borrower shall: (i) execute and deliver to the Agent a pledge agreement, in form and substance satisfactory to the Banks, granting the Banks a security interest in all shares of capital stock and other ownership interests in any Subsidiary owned by the Borrower (or 65% of such shares or interests, in the case of foreign Subsidiaries); (ii) cause each Subsidiary that owns any shares of capital stock or other ownership interests in any other Subsidiary to execute and deliver to the Agent a pledge agreement, in form and substance satisfactory to the Banks, granting the Banks a security interest in all such shares and other ownership interests (or 65% of such shares or interests, in the case of foreign Subsidiaries); and
         (iii) deliver to
         the Agent the original of all certificates pledged pursuant to the foregoing clauses (i) and (ii), together with corresponding stock powers and financing statements.

         (b) EXHIBIT 1.1A. Exhibit 1.1A to the Credit Agreement is hereby amended to read in its entirety as provided in Exhibit A of this Amendment.

                  Section 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Banks and the Agent to execute and deliver this Amendment (which representations and warranties shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Banks that:

                  (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Borrower of the Amendment (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4(c);

                  (d) as of the date hereof, no Default or Event of Default has occurred which either (a) is continuing or (b) pursuant to which the Agent and the Banks have not agreed to temporarily forbear from exercising their remedies as set forth in Section 3 of the Tenth Amendment to Credit Agreement dated as of June 30, 2000 (the "Tenth Amendment");

                  (e) except to the extent affected by the Existing Defaults, as defined in the Tenth Amendment, all the representations and warranties contained in Article IV of the Credit

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         Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof; and

                  (f) neither the Borrower nor any Subsidiary owns a 1967 Ford Mustang or any other titled vehicle.

                  Section 4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) The Agent shall have received executed counterparts of this Amendment, duly executed by the Borrower and each of the Banks.

                  (b) The Agent shall have received from the Guarantors a Consent and Agreement of Guarantors in the form of Exhibit B hereto (the "Guarantor Agreements") duly completed and executed by each Guarantor.

                  (c) The Agent shall have received the favorable opinion of counsel, which opinion shall be in form and substance satisfactory to the Agent.

                  (d) The Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment and the other documents to be executed by the Borrower in connection therewith (the "Amendment Documents"), certified by its Secretary or an Assistant Secretary, together with a certificate of the Secretary or Assistant Secretary of the Borrower certifying as to the incumbency and the true signatures of the officers authorized to execute the Amendment Documents on behalf of the Borrower.

Upon receipt of all of the foregoing, the Agent shall notify the Borrower and the Banks that this Amendment has become effective (but the failure of the Agent to give such notice shall not affect the validity of this Amendment or prevent it from becoming effective), whereupon this Amendment shall become effective.

                  Section 5. REAFFIRMATION. Each party hereto affirms and acknowledges that (a) the Credit Agreement as amended by this Amendment remains in full force and effect in accordance with its terms and (b) all references to the "Credit Agreement" or any similar term contained in any other Loan Document shall be deemed to be references to the Credit Agreement as amended hereby. The Borrower hereby confirms, ratifies, approves and reaffirms each of the Loan Documents and agrees that each of the Loan Documents, as amended hereby, remains in full force and effect. The execution and delivery by the parties of this Amendment is not intended as a novation, discharge or extinguishment of the Borrower's existing obligations under the Credit Agreement or as a termination or release of the Agent's or the Banks' security interests in the collateral under the Security Documents, all of which obligations and security interests shall remain in full force and effect, subject to the amendments effected by this Amendment. The Borrower acknowledges and agrees that its obligations to the Agent and the Banks under the Credit Agreement exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Agent or the Banks.

                  Section 6. GENERAL RELEASE. The Borrower hereby releases and discharges the Agent and each Bank, and each of their officers, directors, employees, agents and attorneys, from any and all claims, actions and liabilities of any kind or nature that it or any one claiming through or under the Borrower ever had or may now have, whether now known or hereafter discovered, arising out of or in any way relating to: (i) any lending relationship or loan commitment between the Agent, the Banks and the Borrower prior to the date of this Amendment; (ii) the documents and transactions described in the recitals hereof; or (iii) the negotiations preceding the execution and delivery of this Amendment. The Borrower acknowledges and agrees that it has received the advice of independent counsel selected by it, or the opportunity to obtain such advice, before entering into this Amendment, and has not relied upon the Lender or any of its officers, directors, employees, agents or attorneys concerning any aspect of the transactions contemplated by this Amendment.

                  Section 7.  GENERAL.

                  (a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Agent harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument. Transmission by telecopier of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. Each party shall promptly deliver an executed original of any counterpart delivered by telecopier to the Agent; PROVIDED, HOWEVER that the failure by any party to so deliver an original counterpart shall not affect the sufficiency of a telecopied copy of such counterpart (and the fact that such telecopied copy constitutes the due and sufficient delivery of such counterpart) as provided in the previous sentence.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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         prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                           (e) This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks.

                  (f) THE BORROWER ACKNOWLEDGES THAT THE BANKS HAVE NOT COMMITTED, AND ARE NOT COMMITTING AT THIS TIME, TO FINANCE THE BORROWER'S LOAN REQUIREMENTS FOR ANY PERIOD AFTER, OR TO EXTEND THE FORBEARANCE PERIOD PROVIDED UNDER THE TENTH AMENDMENT TO ANY DATE AFTER, AUGUST 15, 2000. ANY SUCH FUTURE LOAN OR LOANS, OR EXTENSION, MAY BE MADE SOLELY AT THE OPTION OF THE BANKS AND ON SUCH TERMS AND CONDITIONS AS THE BANKS MAY THEN REQUIRE. THE BORROWER UNDERSTANDS THAT NO PRIOR COURSE OF DEALING, NO USAGE OF TRADE, NO ORAL STATEMENTS OR COMMITTMENTS BY THE AGENT, THE BANKS OR THEIR EMPLOYEES OR OTHER AGENTS WILL BE DEEMED TO BE A COMMITTMENT BY THE BANKS TO LEND MONEY TO THE BORROWER OR TO ANY OTHER PERSON, OR TO EXTEND THE FORBEARANCE PERIOD, UNLESS THE SAME IS REDUCED TO WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE AGENT AND EACH BANK.

         THE UNDERSIGNED, BY EXECUTION HEREOF, ACKNOWLEDGES THAT: (I) THIS AMENDMENT CONTAINS A COMPLETE RELEASE OF CLAIMS AND WAIVERS OF CERTAIN RIGHTS;
(II) IT HAS READ AND UNDERSTOOD THIS AMENDMENT IN ITS ENTIRETY PRIOR TO SIGNING AND FULLY AGREES TO EACH, ALL AND EVERY PROVISION HEREOF; AND (III) IT HAS RECEIVED A COPY HEREOF.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                           NORSTAN, INC.

                                          By         /s/ Robert J. Vold
                                            ---------------------------------
                                            Name:    Robert J. Vold
                                                 ----------------------------
                                            Title:   Treasurer
                                                  ---------------------------


                                          U.S. BANK NATIONAL ASSOCIATION,
                                           as a Bank and as Agent

                                          By          /s/ David C. Larsen
                                            ---------------------------------
                                            Name:     David C. Larsen
                                                 ----------------------------
                                            Title:    Vice President
                                                  ---------------------------


                                          HARRIS TRUST AND SAVINGS BANK

                                          By         /s/ Diana Williams
                                            ---------------------------------
                                            Name:    Diana Williams
                                                 ----------------------------
                                            Title:   Senior VP
                                                  ---------------------------


           [Signature Page to Eleventh Amendment to Credit Agreement]

                                          M&I MARSHALL & ILSLEY BANK

                                          By         /s/ Robert A. Nielsen
                                            ---------------------------------
                                            Name:    Robert A. Nielsen
                                                 ----------------------------
                                            Title:   Vice President
                                                  ---------------------------


                                          By         /s/ Mark A. Hogan
                                            ---------------------------------
                                            Name:    Mark A. Hogan
                                                   ---------------------------
                                            Title:   Senior Vice President
                                                   ---------------------------




                                          WELLS FARGO BANK MINNESOTA, N.A.
                                          FORMERLY KNOWN AS
                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

                                          By          /s/ Douglas A. Gibson
                                            ---------------------------------
                                            Name:     Douglas A. Gibson
                                                 ----------------------------
                                            Title:    Vice President
                                                  ---------------------------






           [Signature Page to Eleventh Amendment to Credit Agreement]

                                                           EXHIBIT A TO ELEVENTH
                                                   AMENDMENT TO CREDIT AGREEMENT

                                                                 EXHIBIT 1.1A TO
                                                                CREDIT AGREEMENT

                   REVOLVING COMMITMENT AMOUNTS AND SUBLIMITS

----------------------------------------------------------------------------------------
BANK                    REVOLVING             REVOLVING            REVOLVING
                        COMMITMENT            COMMITMENT           PERCENTAGE
                        AMOUNT                AMOUNT ON AND
                        THROUGH               AFTER 7/31/00
                        7/30/00
----------------------------------------------------------------------------------------
U.S. Bank National      $32,384,851.71        $31,200,000          40%
Association
----------------------------------------------------------------------------------------
Harris Trust and        $16,192,425.86        $15,600,000          20%
Savings Bank
----------------------------------------------------------------------------------------
M&I Marshall & Ilsley   $16,192,425.86        $15,600,000          20%
Bank
----------------------------------------------------------------------------------------
Norwest Bank            $16,192,425.86        $15,600,000          20%
Minnesota, National
Association
----------------------------------------------------------------------------------------
Totals                  $80,962,129.29        $78,000,000          100%
----------------------------------------------------------------------------------------

                                                                    EXHIBIT B TO
                                                           ELEVENTH AMENDMENT TO
                                                                CREDIT AGREEMENT

                       CONSENT AND AGREEMENT OF GUARANTORS

         Each of the undersigned Guarantors (each a "Guarantor") hereby acknowledges and consents to that certain Eleventh Amendment to Credit Agreement dated as of July 28, 2000 (the "Amendment") among Norstan, Inc., a Minnesota corporation (the "Borrower"), the Banks which are signatories thereto (the "Banks") and U.S. Bank National Association as Agent for the Banks. Each Guarantor further acknowledges and agrees as follows:

         (a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement dated as of July 23, 1996, as heretofore amended (the "Credit Agreement") among the Borrower, the Banks and the Agent.

         (b) All references to the "Credit Agreement" contained in the Guaranty, the Security Agreement and the Pledge Agreement (if any) executed by such Guarantor in favor of the Agent for the benefit of the Agent and the Banks shall hereafter mean and refer to the Credit Agreement as further amended by the Amendment and as the same may hereafter be further amended, supplemented, restated, extended or renewed from time to time.

         (c) Such Guaranty, such Security Agreement and such Pledge Agreement (if any) shall each remain in full force and effect with respect to the Obligations, including, without limitation, Obligations arising under the Credit Agreement and the Borrower Loan Documents, as any of said documents may hereafter be amended, modified, supplemented, restated, extended or renewed from time to time.

         (d) This Consent may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one of the same instrument. This Consent shall be binding upon each Guarantor signatory hereto, irrespective of whether this Consent is signed by any other Guarantor.

Dated: July 28, 2000

                                          GUARANTORS:

                                          NORSTAN FINANCIAL SERVICES, INC.,
                                                 a Minnesota corporation

                                          By        /s/ Robert J. Vold
                                            -----------------------------------
                                            Name:   Robert J. Vold
                                                 ----------------------------
                                            Title:  Treasurer
                                                  ---------------------------


                                          NORSTAN COMMUNICATIONS, INC.,
                                                 a Minnesota corporation

                                          By        /s/ Robert J. Vold
                                            -----------------------------------
                                            Name:   Robert J. Vold
                                                 ----------------------------
                                            Title:  Treasurer
                                                  ---------------------------


                                          NORSTAN NETWORK SERVICES, INC.,
                                                 a Minnesota corporation

                                          By        /s/ Robert J. Vold
                                            -----------------------------------
                                            Name:   Robert J. Vold
                                                 ----------------------------
                                            Title:  Treasurer
                                                  ---------------------------


                                          NORSTAN INTERNATIONAL, INC.,
                                                 a Minnesota corporation

                                          By         /s/ Robert J. Vold
                                            -----------------------------------
                                            Name:    Robert J. Vold
                                                 ----------------------------
                                            Title:   Treasurer
                                                  ---------------------------

                                          NORSTAN-UK LIMITED,
                                          a corporation incorporated in London,
                                                 England

                                          By        /s/ Robert J. Vold
                                            -----------------------------------
                                            Name:   Robert J. Vold
                                                 ----------------------------
                                            Title:  Treasurer
                                                  ---------------------------


                                          NORSTAN CONSULTING HOLDING
                                          COMPANY, a Minnesota corporation,

                                          By        /s/ Robert J. Vold
                                            -----------------------------------
                                            Name:   Robert J. Vold
                                                 ----------------------------
                                            Title:  Treasurer
                                                  ---------------------------


                                          NORSTAN CONSULTING, INC., a Minnesota
                                          corporation,

                                          By        /s/ Robert J. Vold
                                            -----------------------------------
                                            Name:   Robert J. Vold
                                                 ----------------------------
                                            Title:  Treasurer
                                                  ---------------------------


                                          NORSTAN CANADA, LTD., a Canadian
                                          corporation,

                                          By        /s/ Robert J. Vold
                                            -----------------------------------
                                            Name:   Robert J. Vold
                                                 ----------------------------
                                            Title:  Treasurer
                                                  ---------------------------